                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): NOVEMBER 20, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                     1-12202                 93-1120873
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)



           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                    68154-5200
(Address of principal executive offices)                       (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     99.1   Northern Border Partners, L.P. press release dated November 20,
            2003.

ITEMS 9.    REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of a press release, dated November 20, 2003, regarding Northern Border Partners, L.P.'s reaffirmation of its 2004 distribution guidance.

           In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Northern Border Partners, L.P.
                                       (A Delaware Limited Partnership)


Dated:   November 20, 2003             By: /s/ Jerry L. Peters
                                           --------------------------------
                                           Jerry L. Peters
                                           Chief Financial & Accounting Officer

                                  EXHIBIT INDEX



Exhibit 99.1    --      Northern Border Partners, L.P. Press Release dated
                        November 20, 2003.